UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 13, 2026
Exeter Automobile Receivables Trust 2022-6
(Exact name of Issuing Entity as specified in its charter)
EFCAR, LLC
(Exact name of Depositor / Registrant as specified in its charter)
Exeter Finance LLC
(Exact name of Sponsor as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-233850 333-233850-11	45-2673519 88-6537256
(Commission File Number)	(IRS Employer Identification No.)
2101 W. John Carpenter Freeway, Irving, Texas	75063
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (469) 754-4396
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.
On October 13, 2026, Exeter Finance LLC, EFCAR, LLC, Exeter Automobile Receivables Trust 2022-5 and Exeter Automobile Receivables Trust 2022-6 entered into a Capital Contribution Agreement, dated as of October 13, 2026, and acknowledged and agreed to by Citibank, N.A., as indenture trustee, pursuant to which EFCAR, LLC, as a holder of the equity of each of Exeter Automobile Receivables Trust 2022-5 and Exeter Automobile Receivables Trust 2022-6, may make certain limited capital contributions to each of such trusts.
On October 13, 2026, Exeter Holdings Trust 2022-6, EFCAR, LLC, Exeter Finance LLC, Exeter Automobile Receivables Trust 2022-6 and Citibank, N.A., as indenture trustee and backup servicer, entered into Amendment No. 2 to Sale and Servicing Agreement, dated as of October 13, 2026, to amend and add certain defined terms in the Sale and Servicing Agreement, dated as of November 15, 2022, as amended by Amendment No. 1 thereto, dated as of April 28, 2023 (such agreement, as so amended, the “Sale and Servicing Agreement”), related to the deposit of capital contributions into the Reserve Account (as defined in the Sale and Servicing Agreement), and the withdrawal and application of any such contributed amounts from time to time.
Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:
Exhibit No.	Description
4.9
Capital Contribution Agreement, dated as of October 13, 2026, among Exeter Finance LLC, EFCAR, LLC, Exeter Automobile Receivables Trust 2022-5 and Exeter Automobile Receivables Trust 2022-6, and acknowledged and agreed to by Citibank, N.A., as indenture trustee.

4.10
Amendment No. 2 to Sale and Servicing Agreement, dated as of October 13, 2026, among Exeter Holdings Trust 2022-6, EFCAR, LLC, Exeter Finance LLC, Exeter Automobile Receivables Trust 2022-6 and Citibank, N.A, as indenture trustee and backup servicer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFCAR, LLC

By: /s/ Michael Hayes
        Name:  Michael Hayes
        Title:    Assistant Vice President

Date: October 19, 2026